                                                                   EXHIBIT 10.18



                                    AGREEMENT

         THIS AGREEMENT, entered into as of July 31, 1997, by and among HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"); HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation ("HMP"); NEOSTAR HOLDING, INC., a Delaware corporation and successor in interest through merger to Neostar Medical Technologies, Inc., a Delaware corporation, ("Neostar"); JOSEPH D. PIKE ("Pike"); THOMAS F. DARDEN, II ("Darden"); WILLIAM W. WELLS, as Trustee of the Wells Family Trust ("Wells"); and LANCE J. BRONNENKANT ("Bronnenkant" and together with Pike, Darden, and Wells, the "Shareholders");

         WHEREAS, the parties are parties to that certain Asset Purchase Agreement dated October 24, 1995 ("Asset Purchase Agreement");

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC delivered to Neostar that certain Secured Subordinated Note dated October 24, 1995 in the principal amount of $2,461,017.00 payable by HAC to Neostar (the "Note"), which provides for certain payments to Neostar commencing January 31, 1997;

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC and Pike entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Pike Agreement"), which provides for certain monthly payments by HAC to Pike commencing January 31, 1997;

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC and Darden entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Darden Agreement"), which provides for certain monthly payments by HAC to Darden commencing January 31, 1997;

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC and Wells entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Wells Agreement"), which provides for certain monthly payments by HAC to Wells commencing January 31, 1997;

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC and Bronnenkant entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Bronnenkant Agreement"), which provides for certain monthly payments by HAC to Bronnenkant commencing January 3l, 1997;

         WHEREAS, pursuant to the Asset Purchase Agreement, HAC granted to Neostar, Pike, Darden, Wells, and Bronnenkant a security interest in and lien on certain assets of HAC as provided in Security Agreement dated October 24, 1995 ("Security Agreement") for the purpose of securing payment by HAC of the Note and amounts owed under the Pike Agreement, the Darden Agreement, the Wells Agreement, and the Bronnenkant Agreement;

         WHEREAS, the parties have agreed to revise the payment schedules during 1997 under the Note and under the Pike Agreement, the Darden Agreement, the Wells Agreement, and the Bronnenkant Agreement and have reached certain other agreements, as provided below due to the inability of HAC to presently make all the payments due thereunder:

         NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note shall be amended as provided in the Amendment to Secured Subordinated Note, attached hereto as Exhibit "A" and incorporated herein by reference.

         2. The Pike Agreement shall be amended as provided in the Amendment to Non- Competition and Consulting Agreement, attached hereto as Exhibit "18" and incorporated herein by reference.

         3. The Darden Agreement shall be amended as provided in the Amendment to Non-Competition and Consulting Agreement, attached hereto as Exhibit "C" and incorporated herein by reference.

         4. The Wells Agreement shall be amended as provided in the Amendment to Non-Competition and Consulting Agreement, attached hereto as Exhibit "D" and incorporated herein by reference.

         5. The Bronnenkant Agreement shall be amended as provided in the Amendment to Non-Competition and Consulting Agreement, attached hereto as Exhibit "E" and incorporated herein by reference.

         6. The Security Agreement shall be amended as provided in the Amendment to Security Agreement, attached hereto as Exhibit "F" and incorporated herein by reference.

         7. Effective upon the execution and delivery by all applicable parties of the Amendment to Secured Subordinated Note attached hereto as Exhibit "A", the Amendment to Non-Competition and Consulting Agreement attached as hereto Exhibit "B", the Amendment to Non-Competition and Consulting Agreement attached as hereto Exhibit "C", the Amendment to Non-Competition and Consulting Agreement attached as hereto Exhibit "D", the Amendment to Non-Competition and Consulting Agreement attached as hereto Exhibit "E", and the Amendment to Security Agreement attached hereto as Exhibit "F", HMP and HAC acknowledge and agree that the conditions described in Section 3.3(a) of the Asset Purchase Agreement have been satisfied and any adjustments contemplated by Section 3.3(b) have been made and that the indebtedness owed by HAC under the Note, the Pike Agreement, the Darden Agreement, the Wells Agreement, and the Bronnenkant Agreement shall not be reduced by any amount pursuant to the provisions of such Section 3.3(a) or Section 3.3(b).

         8. This Agreement contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Agreement will be-effective unless made in writing signed by the parties hereto. This Agreement will be binding on and inure to the benefit to the parties hereto and their respective successors and assigns. This Agreement may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Agreement and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above. ATTEST: HORIZON ACQUISITION CORP.


/s/  [unreadable]                              By: /s/  [unreadable]
-----------------------                           ------------------------------

Title: Secretary                               Title: President
      -----------------                              ---------------------------


ATTEST:                                        HORIZON MEDICAL PRODUCTS, INC.


/s/  [unreadable]                              By: /s/  [unreadable]
-----------------------                           ------------------------------

Title:  Asst. Secretary                        Title: President
      -----------------                              ---------------------------


ATTEST:                                        NEOSTAR HOLDING, INC.

/s/  [unreadable]                              By: /s/ Joseph D. Pike
-----------------------                           ------------------------------

Title: Secretary                               Title: President
      -----------------                              ---------------------------

/s/  [unreadable]                              /s/ Joseph D. Pike
-----------------------                        ---------------------------------
Witness                                        Joseph D. Pike

/s/  [unreadable]                              /s/ Thomas F. Darden, II
-----------------------                        ---------------------------------
Witness                                        Thomas F. Darden, II

/s/  [unreadable]                              /s/ William W. Wells, Trustee
-----------------------                        ---------------------------------
Witness                                        William W. Wells, as Trustee of
                                               the Wells Family Trust

/s/  [unreadable]                              /s/ Lance J. Bronnenkant
-----------------------                        ---------------------------------
Witness                                        Lance J. Bronnenkant

                                   Exhibit "A"

                     AMENDMENT TO SECURED SUBORDINATED NOTE

         THIS AMENDMENT, entered into as of ______________, 1997, by and between HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"), and NEOSTAR HOLDING, INC., a Delaware corporation and successor in interest through merger to Neostar Medical Technologies, Inc., a Delaware corporation, ("Neostar");

         WHEREAS, HAC has delivered to Neostar that certain Secured Subordinated Note dated October 24, 1995 in the principal amount of $2,461,017.00 payable by HAC to Neostar (the "Note");

         WHEREAS, Neostar is the holder of the Note;

         WHEREAS, HAC is presently unable to make the payments under the Note according to its terms and as a consequence thereof, HAC and Neostar have agreed to structure the 1997 payment schedule in the Note and to make certain other agreements as hereinafter provided;

         NOW, THEREFORE, in consideration for. the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The payment schedule for the Note, as set forth on the first page of the Note, is hereby revised, amended, and restated as follows:

            Except as provided below upon the occurrence of an "Acceleration Event", the principal amount of this Note shall be payable in the following installment payments of principal:

                      (i)      The following payments of principal during 1997:
                               $35,000.00 on July 31, 1997; $15,000.00 on July
                               31, 1997; $25,000.00 on August 31, 1997;
                               $25,000.00 on September 30, 1997; $25,000.00 on
                               October 31, 1997; $25,000.00 on November 30,
                               1997; and $25,000.00 on December 31, 1997;

THE PAYMENT OF THE DEBT EVIDENCED HEREBY IS SUBORDINATED TO ALL DEBTS OF THE MAKER TO SIRROM CAPITAL CORPORATION AS SET FORTH IN A SUBORDINATION AGREEMENT DATED OCTOBER 24, 1995.

                      (ii) $145,240.00 in twelve (12) consecutive monthly installments of principal of $12,103.33 per month, payable on the last day of each month, commencing

                               January 31, 1998 and continuing through December 31, 1998;

                      (iii) $253,200.00 in eighteen (18) consecutive monthly installments of principal of $ 14,066.67 per month, payable on the last day of each month, commencing January 31, 1999 and continuing through June 30, 2000;

                      (iv)     $84,400.00 of principal on July 31, 2000;

                      (v)      $60,753.00 of principal on January 31, 2001;

                      (vi)     $121,506.00 of principal on October 31, 2001;

                      (vii)    $86,841.50 of principal on April 30, 2002;

                      (viii)   $86,841.50 of principal on October 31, 2002;

                      (ix)     $1,160,000.00 of principal on April 30, 2003;
                               and

                      (x)      $287,235.00 of principal on October 31, 2003.

         2. The following provision is hereby added to the Note at the end of the first paragraph on the first page of the Note:

            Notwithstanding the preceding sentence, the amount of $37,235.00 (the "Deferred Amount") that was originally payable under this Note during 1997 has been deferred and is now payable as part of and is included in the amount of principal of $287,235.00 due and payable under this Note on October 31, 2003. Interest at the simple per annum interest rate of "Prime Rate" plus one percent shall be accrued, commencing on February 1, 1997, on the outstanding balance of the Deferred Amount, to be calculated as follows:

                       Amount             Amount         Outstanding
                       Payable            Payable        Balance of
Date                   Under              Under          Deferred
                       Original           Revised        Amount
                       Payment            Payment
                       Schedule           Schedule
---------------------  -----------------  ------------   -----------
January 31, 1997        $  17,686.25      $     0.00     $ 17,686.25
February 28, 1997       $  17,686.25      $     0.00     $ 35,372.50
March 31, 1997          $  17,686.25      $     0.00     $ 53,058.75
April 30, 1997          $  17,686.25      $     0.00     $ 70,745.00
May 31, 1997            $  17,686.25      $     0.00     $ 88,431.25
June 30, 1997           $  17,686.25      $     0.00     $106,117.50
July 31, 1997           $       0.00      $35,000.00     $ 71,117.50
July 31, 1997           $  17,686.25      $15,000.00     $ 73,803.75
August 31, 1997         $  17,686.25      $25,000.00     $ 66,490.00
September 30, 1997      $  17,686.25      $25,000.00     $ 59,176.25
October 31, 1997        $  17,686.25      $25,000.00     $ 51,862.50
November 30, 1997       $  17,686.25      $25,000.00     $ 44,548.75
December 31, 1997       $  17,686.25      $25,000.00     $ 37,235.00


Such accrued interest shall be payable on December 31, 1997 and in quarterly payments after December 31, 1997 on each March 31, June 30, September 30, and December 31 thereafter until the Deferred Amount is paid in full; provided that in the event an "Acceleration Event" (as defined ill this Note) occurs and the "Final Payoff Amount" (as defined in this Note) is paid, all accrued interest on the outstanding balance of the Deferred Amount through the date on which the Final Payoff Amount is paid shall be payable in full on the date of such payment. In addition, in determining the Final Payoff Amount, the Deferred Amount shall not be discounted to present value but shall be payable in full. "Prime Interest" shall mean the prime interest rate as shown daily in The Wall Street Journal under "Money Rates", which prime rate is presently 8 1/2 and which prime rate for purposes of this calculation shall change the day after any change in the Prime Interest as published in The Wall Street Journal under "Money Rates" commencing on February 1, 1997 through the date on which the Deferred Amount is paid in full.

         3. Unless expressly amended herein, all other provisions in the Note are ratified and confirmed in all respects and shall continue in full force and effect.

         4. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit to the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ATTEST:                                        HORIZON ACQUISITION CORP.



                                               By:
----------------------                            ------------------------------


Title:                                         Title:
      ----------------                               ---------------------------



ATTEST:                                        NEOSTAR HOLDING, INC.



                                               By:
----------------------                            ------------------------------

Title:                                         Title:
      ----------------                               ---------------------------

                                   EXHIBIT "B"

                          AMENDMENT TO NON-COMPETITION
                            AND CONSULTING AGREEMENT

                  THIS AMENDMENT, entered into as of ______________, 1997, by and between HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"), and JOSEPH
D. PIKE ("Pike");

                  WHEREAS, HAC and Pike have entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Pike Agreement");

                  WHEREAS, the parties desire to amend the Pike Agreement in the manner hereinafter provided;

                  Now, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The payment schedule under the Pike Agreement, as described in paragraph 4 thereof and in Schedule A thereto, is hereby revised, amended, and restated as follows:

            All of the payments payable to Pike during 1997 under paragraph 4(a) and Schedule A for non-competition covenants, totaling the sum of $74,800.44, shall not be payable during 1997, but shall be payable in full to Pike on October 31, 2002. All of the payments payable to Pike during 1997 under paragraph 4(b) and Schedule A for consulting services, totaling the sum of $24,933.48, shall not be payable during 1997, but shall be payable in full to Pike on October 31, 2002. All of the payments during 1998, 1999, 2000, 2001, and 2002 under Schedule A shall continue to be paid in accordance with Schedule A. In addition to the amounts now payable to Pike on October 31, 2002 for non-competition covenants and for consulting services, the additional amount of $33,658.39 for non-competition covenants under paragraph 4(a) and Schedule A and $ 11,219.46 for consulting services under paragraph 4(b) and Schedule A shall be payable in full to Pike on October 31, 2002.

The payment of the debt evidenced hereby is subordinated to all debts of the Maker to Sirrom Capital Corporation as set forth in a Subordination Agreement dated October 24, 1995.

               2. Section 4(c) of the Pike Agreement shall be deleted in its entirety.

               3. The following provision shall be added to the Pike Agreement as paragraph 4(h):

                               (h) The cumulative amount of $99,733.92 (the
                     "Deferred Amount") that was originally payable under Sections 4(a) and 4(b) and Schedule A hereto during 1997 has been deferred and is now payable in full on October
                     31, 2002. In addition to all other amounts now payable on October 31, 2002 under Sections 4(a) and 4(b) and Schedule A hereto, the additional cumulative amount of $44,878.00 (the "Additional Amount") is now payable in full on October 31, 2002 as provided above. In determining the "Final Payoff Amount" (as defined in this paragraph 4) in the event an Acceleration Event (as defined in this paragraph
                     4) occurs:

                             (i)         The Deferred Amount shall not be
                                         discounted to present value but shall
                                         be payable in full; and

                             (ii) The Additional Amount shall be reduced to its prevent value as of the date on which the Acceleration Event occurs using an interest rate of eight and one-half percent (8 1/2%) in determining such present value.

               4. Unless expressly amended herein, all other provisions in the Pike Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

               5. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ATTEST:                                           HORIZON ACQUISITION CORP.

                                                  By:
---------------------------                          ---------------------------

Title:                                            Title:
      ---------------------                             ------------------------


---------------------------                       ------------------------------
Witness                                           Joseph D. Pike

                                   EXHIBIT "C"

                          AMENDMENT TO NON-COMPETITION
                            AND CONSULTING AGREEMENT

         THIS AMENDMENT, entered into as of _____________, 1997, by and between HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"), and THOMAS F. DARDEN, II ("Darden");

         WHEREAS, HAC and Darden have entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Darden Agreement");

         WHEREAS, the parties desire to amend the Darden Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The payment schedule under the Darden Agreement, as described in paragraph 4 thereof and in Schedule A thereto, is hereby revised, amended, and restated as follows:

            All of the payments payable to Darden during 1997 under paragraph 4(a) and Schedule A for non-competition covenants, totaling the sum of $74,800.44, shall not be payable during 1997, but shall be payable in full to Darden on October 31, 2002. All of the payments payable to Darden during 1997 under paragraph 4(b) and Schedule A for consulting services, totaling the sum of $24,933.48, shall not be payable during 1997, but shall be payable in full to Darden on October 31, 2002. All of the payments during 1998, 1999, 2000, 2001, and 2002 under Schedule A shall continue to be paid in accordance with Schedule A. In addition to the amounts now payable to Darden on October 31, 2002 for non-competition covenants and for consulting services, the additional amount of $33,658.39 for non-competition covenants under paragraph 4(a) and Schedule A and $11,219.46 for consulting services under paragraph 4(b) and Schedule A shall be payable in full to Darden on October 31, 2002.

The payment of the debt evidenced hereby is subordinated to all debts of the Maker to Sirrom Capital Corporation as set forth in a Subordination Agreement dated October 24, 1995.

               2. Section 4(c) of the Darden Agreement shall be deleted in its entirety.

               3. The following provision shall be added to the Darden Agreement as paragraph 4(11):

                                  (h) The cumulative amount of $99,733.92 (the
                     "Deferred Amount") that was originally payable under Sections 4(a) and 4(b) and Schedule A hereto during 1997 has been deferred and is now payable in full on October
                     31, 2002. In addition to all other amounts now payable on October 31, 2002 under Sections 4(a) and 4(b) and Schedule A hereto, the additional cumulative amount of $44,878.00 (the "Additional Amount") is now payable in full on October 31, 2002 as provided above. In determining the "Final Payoff Amount" (as defined in this paragraph 4) in the event an Acceleration Event (as defined in this paragraph
                     4) occurs:

                        (i) The Deferred Amount shall not be discounted to its present value but shall be payable in full; and

                        (ii) The Additional Amount shall be reduced to its
                             present value as of the date on which the Acceleration Event occurs using an interest rate of eight and one-half percent (8 1/2%) in determining such present value.

               4. Unless expressly amended herein, all other provisions in the Darden Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

               5. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ATTEST:                                            HORIZON ACQUISITION CORP.

                                                   By:
------------------------------------                  --------------------------

Title:                                             Title:
      ------------------------------                     -----------------------


------------------------------------               -----------------------------
Witness                                            Thomas F. Darden, II

                                   EXHIBIT "D"

                          AMENDMENT TO NON-COMPETITION
                            AND CONSULTING AGREEMENT

             THIS AMENDMENT, entered into as of ______________ 1997, by and between HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"), and WILLIAM W. WELLS, as Trustee of the Wells Family Trust ("Wells");

             WHEREAS, HAC and Wells have entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Wells Agreement");

             WHEREAS, the parties desire to amend the Wells Agreement in the manner hereinafter provided;

             NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

             1. The payment schedule under the Wells Agreement, as described in paragraph 4 thereof and in Schedule A thereto, is hereby revised, amended, and restated as follows:

                All of the payments payable to Wells during 1997 under paragraph 4(a) and Schedule A for non-competition covenants, totaling the sum of $49,936.92, shall not be payable during 1997, but shall be payable in full to Wells on October 31, 2002. All of the payments payable to Wells during 1997 under paragraph 4(b) and Schedule A for consulting services, totaling the sum of $16,645.68, shall not be payable during 1997, but shall be payable in full to Wells on October 31, 2002. All of the payments during 1998, 1999, 2000, 2001, and 2002 under Schedule A shall continue to be paid in accordance with Schedule A. In addition to the amounts now payable to Wells on October 31, 2002 for non-competition covenants and for consulting services, the additional amount of $22,470.14 for non-competition covenants under paragraph 4(a) and Schedule A and $7,490.14 for consulting services under paragraph 4(b) and Schedule A shall be payable in full to Wells on October 31, 2002.

The payment of the debt evidenced hereby is subordinated to all debts of the Maker to Sirrom Capital Corporation as set forth in a Subordination Agreement dated October 24, 1995.

               2. Section 4(c) of the Wells Agreement shall be deleted in its entirety.

               3. The following provision shall be added to the Wells Agreement as paragraph 4(h):

                               (h) The cumulative amount of $66,582.60 (the
                     "Deferred Amount") that was originally payable under Sections 4(a) and 4(b) and Schedule A hereto during 1997 has been deferred and is now payable in full on October
                     31, 2002. In addition to all other amounts now payable on October 31, 2002 under Sections 4(a) and 4(b) and Schedule A hereto, the additional cumulative amount of $29,961.00 (the "Additional Amount") is now payable in full on October 31, 2002 as provided above. In determining the "Final Payoff Amount" (as defined in this paragraph 4) in the event an Acceleration Event (as defined in this paragraph
                     4) occurs:

                             (i)     The Deferred Amount shall not be
                                     discounted to its present value but shall be payable in full; and

                             (ii) The Additional Amount shall be reduced to its present value as of the date on which the Acceleration Event occurs using an interest rate of eight and one-half percent (8 1/2%) in determining such present value.

         4. Unless expressly amended herein, all other provisions in the Wells Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         5. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ATTEST:                                      HORIZON ACQUISITION CORP.



                                             By:
--------------------------------                --------------------------------

Title:                                       Title:
      --------------------------                   -----------------------------


--------------------------------             -----------------------------------
Witness                                      William W. Wells, as Trustee of the
                                             Wells Family Trust

                                   EXHIBIT "E"

                          AMENDMENT TO NON-COMPETITION
                            AND CONSULTING AGREEMENT

         THIS AMENDMENT, entered into as of ______________, 1997, by and between HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"), and LANCE J. BRONNENKANT ("Bronnenkant");

         WHEREAS, HAC and Bronnenkant have entered into that certain Non-Competition and Consulting Agreement dated October 24, 1995 ("Bronnenkant Agreement");

         WHEREAS, the parties desire to amend the Bronnenkant Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The payment schedule under the Bronnenkant Agreement, as described in paragraph 4 thereof and in Schedule A thereto, is hereby revised, amended, and restated as follows:

            All of the payments payable to Bronnenkant during 1997 under paragraph 4(a) and Schedule A for non-competition covenants, totaling the sum of $16,286.04, shall not be payable during 1997, but shall be payable in full to Bronnenkant on October 31, 2002. All of the payments payable to Bronnenkant during 1997 under paragraph 4(b) and Schedule A for consulting services, totaling the sum of $5,428.56, shall not be payable during 1997, but shall be payable in full to Bronnenkant on October 31, 2002. All of the payments during 1998, 1999, 2000, 2001, and 2002 under Schedule A shall continue to be paid in accordance with Schedule A. In addition to the amounts now payable to Bronnenkant on October 31, 2002 for non-competition covenants and for consulting services, the additional amount of $7,331.25 for non-competition covenants under paragraph 4(a) and Schedule A and $2,443.75 for consulting services

The payment of the debt evidenced hereby is subordinated to all debts of the Maker to Sirrom Capital Corporation as set forth in a Subordination Agreement dated October 24, 1995.

                     under paragraph 4(b) and Schedule A shall be payable in full to Bronnenkant on October 31, 2002.

2.   Section 4(c) of the Bronnenkant Agreement shall be deleted in its entirety.

3. The following provision shall be added to the Bronnenkant Agreement as paragraph 4(h):

                               (h) The cumulative amount of $21,714.60 (the
                     "Deferred Amount") that was originally payable under Sections 4(a) and 4(b) and Schedule A hereto during 1997 has been deferred and is now payable in full on October
                     31, 2002. In addition to all other amounts now payable on October 31, 2002 under Sections 4(a) and 4(b) and Schedule A hereto, the additional cumulative amount of $9,775.00 (the "Additional Amount") is now payable in full on October 31, 2002 as provided above. In determining the "Final Payoff Amount" (as defined in this paragraph 4) in the event an Acceleration Event (as defined in this paragraph
                     4) occurs:

                     (i) The Deferred Amount shall not be discounted to its present value but shall be payable in full; and

                     (ii) The Additional Amount shall be reduced to its present value as of the date on which the Acceleration Event occurs using an interest rate of eight and one-half percent (8 1/2%) in determining such present value.

         4. Unless expressly amended herein, all other provisions in the Bronnenkant Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         5. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ATTEST:                                          HORIZON ACQUISITION CORP.

                                                 By:
--------------------------------                    ----------------------------

Title:                                           Title:
      --------------------------                       -------------------------


--------------------------------                 -------------------------------
Witness                                          Lance J. Bronnenkant

                                   EXHIBIT "F"

                         AMENDMENT TO SECURITY AGREEMENT

         THIS AMENDMENT, entered into as of ______________ 1997, by and among HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"); NEOSTAR HOLDING, INC., a Delaware corporation and successor in interest through merger to Neostar Medical Technologies, Inc., a Delaware corporation, ("Neostar"); JOSEPH D. PIKE ("Pike"); THOMAS F. DARDEN, II ("Darden"); WILLIAM W. WELLS, as Trustee of the Wells Family Trust ("Wells"); and LANCE J.
BRONNENKANT ("Bronnenkant");

         WHEREAS, the parties are parties to that certain Security Agreement dated October 24, 1995 ("Security Agreement");

         WHEREAS, the parties desire to amend the Security Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Section 2 of the Security Agreement is hereby amended by amending and restating such Section 2 in its entirety as follows:

                           2. Indebtedness Secured. The Security Interest granted by Debtor secures payment of any and all indebtedness and liabilities of Debtor to the Secured Party pursuant the Purchase Price Note and the Non-Competition Agreements, as may be amended from time to time by the parties thereto (the "Indebtedness").

         2. Unless expressly amended herein, all other provisions in the Security Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         3. The Collateral described in the Security Agreement is located at HAC's offices at One Horizon Way, Manchester, Georgia 31816.

         4. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit to the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set from above.

ATTEST:                                      HORIZON ACQUISITION CORP.



                                             By:
------------------------------                  --------------------------------

Title:                                       Title:
      ------------------------                     -----------------------------


ATTEST:                                      NEOSTAR HOLDING, INC.


                                             By:
------------------------------                  --------------------------------

Title:                                       Title:
      ------------------------                     -----------------------------


------------------------------               -----------------------------------
Witness                                      Joseph D. Pike

------------------------------               -----------------------------------
Witness                                      Thomas F. Darden, II

------------------------------               -----------------------------------
Witness                                      William W. Wells, as Trustee of the
                                             Wells Family Trust

------------------------------               -----------------------------------
Witness                                      Lance J. Bronnenkant